B U I L D I N G B R I G H T E R F U T U R E S BTU Investor Day November 17, 2022

2 Safety Contact • At Peabody, safety is a core value that is integrated in all areas of our business • We start all our meetings with a safety contact • Today’s safety contact is on procedures in the event of an emergency

3 Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of applicable securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of sales and other operating performance targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the ongoing impact of the COVID-19 pandemic and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2021, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Agenda Overview

Peabody



Coal Producer of Choice	Jim Grech President & Chief Executive Officer
Portfolio Diversity	Pat Forkin Chief Development Officer
Operational Excellence	Darren Yeates EVP & Chief Operating Officer
Market and Operations Q&A	
The Future of Coal	Dr. Richard Axelbaum Washington University
Break	
ESG Focus	Scott Jarboe Chief Admin Officer & Corporate Secretary
Financial Strength	Mark Spurbeck EVP & Chief Financial Officer
Closing Remarks	Jim Grech President & Chief Executive Officer
Q&A	
Social Hour	

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5 Meet the new Peabody Team From Left: Pat Forkin Chief Development Officer Marc Hathhorn President – U.S. Operations Scott Jarboe Chief Administrative Officer and Corporate Secretary Jamie Frankcombe President – Australia Operations Darren Yeates Executive Vice President and Chief Operating Officer Mark Spurbeck Executive Vice President and Chief Financial Officer Jim Grech President and Chief Executive Officer

6 What it Means to be the Coal Producer of Choice Resilient in All Cycles Growing Shareholder Value Operational Excellence Portfolio Diversity ESG Focus Financial Strength The Coal Producer of Choice

7 A Compelling Opportunity Our global scale and diversification enable us to target the most attractive market segments Exposed to growing global demand through our met and thermal seaborne segments, while our low-cost US thermal segments produce strong cash flows at attractive margins throughout market cycles Best organic metallurgical coal growth project in the world – North Goonyella mine Diversified portfolio of operations in an industry with high barriers to entry ESG initiatives support business and financial objectives Proven performance as a safe, regulatory compliant producer on two continents with a focus on using existing assets to develop renewable projects makes us a unique producer in the coal space Supported by a “bullet proof” balance sheet and funded sureties program – all in progress Clearly defined path to instituting a 2023 shareholder distribution program

8 Portfolio Diversity

9 • PRB Thermal • Other US Thermal Mining Operations • Seaborne Met • Seaborne Thermal Peabody Snapshot Surface Mine Underground Mine

10 Portfolio Diversity Makes Peabody Unique Coal delivered primarily to Asia Pacific market Australian operations anchored by low cost Wilpinjong Mine Consistently high margins throughout price cycle 2022 Adjusted EBITDA Estimate of $630 million Seaborne Thermal Seaborne Met U.S. Thermal Coal delivered to Asia Pacific and Atlantic markets Diversity of supply and sourcing from U.S. and Australia Positioned to benefit across price cycles with sustainable cost structure 2022 Adjusted EBITDA Estimate of $790 million Coal delivered to U.S. customers in 20+ states Lowest cost in PRB & Other U.S. mines serving large regions where coal leads power generation Maximizing cash generation from baseload demand; consistent positive cash flows 2022 Adjusted EBITDA Estimate of $315 million Note: Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions in the appendix. The estimates of Adjusted EBITDA presented above are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort. Significant scale, offering diversity in markets, geography and products

11 Attractive Market Fundamentals

12 Coal – The Viable and Reliable Choice • 70% of the world’s steel production relies on coal. It is the backbone of both the steel and cement industries • Thermal coal is the largest source of global electricity today and is projected to maintain that lead role in 2025 at a 28% share • Not only is coal the affordable and reliable choice for energy in many markets, but it remains the only viable choice for critical industries Source: World Coal Institute

13 • 2022 has seen extreme supply shortages across the energy complex while demand continues to increase • Supply response challenged by lack of capital investment and ever- increasing barriers to entry • Rainfall records in the southern hemisphere, labor shortages, and domestic market obligations have challenged supply • Russia / Ukraine conflict has redefined trade flows • Fundamental demand profile and supply constraints favor prices staying higher than historical levels • Peabody’s global scale and diversified portfolio is well positioned to continue to benefit from attractive market dynamics and pricing in both seaborne met and seaborne thermal Source: Platts and ICE Futures. $0 $100 $200 $300 $400 $500 $600 Jan-20 Aug-20 Mar-21 Oct-21 May-22 Dec-22 Jul-23 Feb-24 Sep-24 Met Coal Price Performance Met - LV HCC (spot) Met - LV HCC (forward) $0 $100 $200 $300 $400 $500 Jan-20 Aug-20 Mar-21 Oct-21 May-22 Dec-22 Jul-23 Feb-24 Sep-24 Thermal Coal Price Performance Thermal - NEWC (prompt) Thermal - NEWC (forward) Seaborne Coal Demand Up – Supply Response Muted – Expect Prices to Remain Elevated

14 1.3 1.2 1.2 0.6 0.7 0.9 2022 2030 2040 BOF EAF/Other Long Term – The World Needs Steel, Steel Needs Metallurgical Coal Source: World Steel Association; The graph was obtained from Wood Mackenzie Long Term Outlook (Apr 2022) In 2020, the number of buildings in the world over 200 meters high was 1,725 – a 557% increase since 2000. The higher the building, the higher the steel intensity required Steel is crucial for rail transport; there are clear environmental benefits to rail transport over alternatives A wind turbine is comprised of between 84% to 90% iron and steel materials. A typical onshore turbine requires between 300 – 600 tonnes of steel Total Global Crude Steel Production (Bt) • Developing world will be reliant on metallurgical coal and the blast furnace process for decades to come as steel production continues to grow • EAF process is often prohibitively expensive and requires an established large scrap base, which doesn’t exist in newly urbanized economies 1.9 2.1 1.9

15 Seaborne Met Coal Demand Growing – Supply Response Constrained – Portfolio Well-Positioned • China’s rapid urbanization drove met coal consumption growth the last 15- years, India is projected to drive the next ~25-years • Australia projected to continue to dominate seaborne met coal supply, advantaged by high-quality products, low-cost operations, and proximity to demand centers • Most new met coal supply projections are from restarts and expansions. Greenfield projects face ongoing challenges • Peabody’s existing met coal portfolio positioned to capture value from demand growth. The restart of North Goonyella significantly increases Peabody’s premium HCC value generation profile Seaborne Metallurgical Coal Demand Source: The graph was obtained from Wood Mackenzie Long Term Outlook (Apr 2022) 75 102 181 103 95 68 39 39 35 17 19 19 16 28 76 88 65 320 359 396 2022 2030 2050 India Japan/Korea/Taiwan China Brazil Vietnam Others +141%

16 28% 24% 2% 10% 16% 21% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2015 2020 2025 World Electricity Generation (TWh) Coal Natural Gas Oil Nuclear Hydro Renewables Global Electricity Demand Continues to Grow – Coal Continues To Lead All Generation Sources Source: BP Energy Outlook, S&P Capital IQ World Electric Power Plants Sep 2022. • Global electricity demand expected to grow by 2.6% between 2020 and 2025 • Coal is forecasted to remain the largest source of electricity generation through 2025 • On average, ~70 GW of global coal generation capacity has been added annually between 2010 and 2020, and another ~140 GW of new coal generation capacity is currently under construction • Seaborne thermal coal demand expected to hold steady over the next several years, coupled with potential supply reductions supports elevated price projections when compared to historical levels

U.S. Thermal Coal Remains #1 Electricity Source in Major Regions Served by Peabody

Peabody


1%
13%
2%
39%
16%
Coal
2021
MISO Generation
29%
0%
35%
36%
Coal
2021
SPP Generation
4%
6%
20%
4%
0%
19%
24%
Coal
0%
2021
ERCOT Supply
10%
42%
Coal
Natural Gas
Nuclear
Hydro
Wind
Solar
Other

MISO - Midcontinent Independent System Operator – **34% of Peabody's sales**

- Manages electricity flow across 15 U.S. States and Canadian province of Manitoba
- Serves 42 million customers
- Generation Capacity ~ 190,000 MW
- Connects 72,000 miles of transmission lines to 6,852 generation units
- Coal: #1 Fuel Choice for Electricity Generation
- Coal picks up slack when wind generation not available

SPP - Southwest Power Pool – **22% of Peabody's sales**

- Oversee bulk electric grid and wholesale power market in 17 U.S. States
- Serves 19 million customers
- Generation Capacity ~ 105,000 MW
- Connects ~70,000 miles of transmission lines to 949 generation units
- Coal: #1 Fuel Choice for Electricity Generation
- Coal picks up slack when wind generation not available

ERCOT - Electricity Reliability Council of Texas – **16% of Peabody's sales**

- Manages electricity flow across 26+ million TX customers
- Represents ~90% of the state's electric load
- Generation Capacity ~ 75,000 MW
- Connects ~53,000 miles of transmission lines to 1,030 generation units
- Coal: #3 Fuel Choice for Electricity Generation

Sources: MISO, ERCOT, SPP

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U.S. Thermal - Best and Most Diverse Assets in the Right Regions

Peabody

- Peabody is the largest producer in the PRB and is committed to serve customers' long-term needs – a differentiator
- Peabody has a unique ability to supply low-cost products out of the PRB with various qualities ranging from 8,200 Btu up to >8,900 Btu with ultra low sulfur (<0.50 lbs SO2) and low ash
- Peabody's ILB mines have the ability to meet customer requests as they change quality needs
- Twentymile accepted in the Atlantic seaborne thermal market as quality is comparable to Russia, Colombia, and South Africa coals with less political / execution risk
- El Segundo's location an advantage to Southwestern U.S. plants with high demand



Western Fuels 2%
Wyodak 2%
Kiewit 8%
Eagle Specialty 12%
NTEC 14%
Arch 28%
Peabody 34%
2022 Annualized PRB Production by Company

PRB 8,800 delivered cost versus Henry Hub



$/Mwh
45
40
35
30
25
20
15
10
5
0
Nov-22
Feb-23
May-23
Aug-23
Nov-23
Feb-24
May-24
Aug-24
Nov-24
Natural Gas (US$/MWh)
PRB delivered cost (8,800 btu, 0.8 lb SO2) (US$/MWh)

Source: MSHA - 2022 data annualized based on Q1-Q3 data; The PRB vs Henry Hub graph was obtained from Wood Mackenzie Short Term Outlook (Oct 2022).

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19 Operational Excellence

Operational Excellence Drives Operating Strategy



Peabody
930E
440

- Commitment to Safe, Sustainable operations drives all activities
  - 1st to achieve CoreSafety Certification
  - Award winning Mine Rescue teams
  - 2 operations won Sentinels of Safety Award in 2021
  - 1.02 TRIFR[1] vs industry average of 2.86
- Operate cost-competitive mines by driving operational efficiencies through application of continuous improvement and technology-driven solutions
- Risk-informed, investment optimal, strategic plans provide operational flexibility and ensure resiliency against uncertain coal price and demand cycles

1. Total Recordable Incident Frequency Rate ("TRIFR") equals recordable incidents per 200,000 hours worked; Peabody YTD Sept 30, 2022 TRIFR of 1.02; MSHA reported total U.S. TRIFR for 2021 of 2.86.

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Peabody's Business Segments

Peabody

Segment		Mines	Full Year 2022 Estimate*	
Seaborne Thermal		• Wilpinjong • Wambo Underground • Wambo OC JV	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Margin per Ton	15.8 $85.00 $45.00 $40.00
Seaborne Metallurgical		• Shoal Creek • Metropolitan • Coppabella / Moorvale (CMJV)	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Margin per Ton	6.7 $245.00 $120.00 $125.00
Powder River Basin		• North Antelope Rochelle • Caballo • Rawhide	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Margin per Ton	85 $12.80 $11.63 $1.18
Other U.S. Thermal		• Bear Run • Francisco Underground • Wild Boar • Gateway North • Twentymile • El Segundo / Lee Ranch	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Margin per Ton	18.0 $51.00 $39.00 $12.00

* Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. All figures are mid-point of guidance provided and are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost.

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Seaborne Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage: High margin operations positioned to serve Asia Pacific market

Wilpinjong Mine

Volume: 4.7 / 7.7 million tons (export / domestic)
Reserves: 76 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Export (5,000-6,000 kcal/kg NAR)
Port: Newcastle Coal Infrastructure Group (NCIG) and Port Waratah Coal Services (PWCS)
Location: New South Wales, Australia





Wambo Open-Cut

Volume: 2.3 million tons
Reserves: 30 million tons
Type: Surface - Truck/Shovel
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia

Wambo Underground

Volume: 1.1 million tons
Reserves: 2 million tons
Type: Underground - Longwall
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia



Note: Volumes are estimated amounts for full year 2022. Reserves are shown as of December 31, 2021.

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Seaborne Thermal Business Segment Operations Overview

Peabody



Seaborne Thermal Costs per Ton
$34
$8 / 22%
$9 / 27%
$16 / 47%
$45
$10 / 22%
$13 / 28%
$21 / 47%
2021
2022 YTD
Materials & Repairs
Sales Related
Labor Related
Other Costs

- 2022 costs impacted by inflationary pressures, sales price sensitive costs, Wambo UG extension, and unprecedented rain events
- Wambo complex, with a ~4-million-ton run-rate, offers Newcastle benchmark quality products
- Wilpinjong export coal, with a ~5-million-ton run-rate, is a ~24% ash product which prices at a 5-20% discount to the API-5 index, while Wilpinjong domestic coal prices in reference to production cost

Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. Refer to the reconciliations to the nearest GAAP measures in the appendix. 2022 YTD at September 30, 2022.

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Seaborne Met Business Segment
Operations Overview

Peabody

Strategic Advantage: Multiple locations and products, positioned to serve Asia Pacific and Atlantic market

Metropolitan Mine

Volume: 2.1 million tons
Reserves: 16 million tons
Type: Underground - Longwall
Product: Semi-hard (65%), PCI (25%), Thermal (10%)
Port: Port Kembla Coal Terminal (PKCT)
Location: New South Wales, Australia





CMJV (Coppabella Mine and Moorvale Mine)

Volume: 3.7 million tons
Reserves: 20 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Premium Low Volatile PCI
Port: Dalrymple Bay Coal Terminal (DBCT)
Location: Queensland, Australia

Shoal Creek Mine

Volume: 0.9 million tons
Reserves: 18 million tons
Type: Underground - LW
Product: Coking – High Vol A
Port: Barge coal to McDuffie Terminal (Mobile, AL)
Location: Alabama



Note: Volumes are estimated amounts for full year 2022. Reserves are shown as of December 31, 2021.

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Seaborne Met Business Segment
Operations Overview


Seaborne Met
Costs per Ton
$100
$29 / 29%
$22 / 22%
$49 / 49%
$125
$29 / 23%
$41 / 33%
$60 / 48%
2021
2022 YTD
Materials & Repairs
Sales Related
Labor Related
Other Costs

- 2022 cost increases due to inflation pressures, sales price sensitive costs, and Shoal Creek ramp-up
- Total seaborne met production is comprised of 10% high-vol A (HVA), 20% semi-hard coking coal (SHCC), 60% pulverized coking coal (PCI), and 10% thermal
- On average the seaborne met segment prices at a 20-25% discount to the premium hard-coking coal index price
- Not included is 50% ownership in the Middlemount JV which provides exposure to an additional two million tons of PCI coal

Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. Refer to the reconciliations to the nearest GAAP measures in the appendix. 2022 YTD at September 30, 2022. 2022 YTD total costs include ($5) other adjustments.

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PRB Business Segment
Operations Overview

Peabody

Strategic Advantage: Low-cost operations, largest producer, significant reserves, shared resources, technologies

North Antelope Rochelle Mine (NARM)

Volume: 61.5 million tons
Reserves: 1,484 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,800 BTU/lb, <0.50 lbs SO2)
Rail: BNSF and UP
Location: Wyoming





Caballo Mine

Volume: 13.0 million tons
Reserves: 318 million tons
Type: Surface – Dozer Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,500 BTU/lb, 0.80 lbs. SO2)
Rail: BNSF and UP
Location: Wyoming

Rawhide Mine

Volume:10.5 million tons
Reserves: 127 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,200-8,300 BTU/lb, 0.85 lbs. SO2)
Rail: BNSF
Location: Wyoming



Note: Volumes are estimated amounts for full year 2022. Reserves are shown as of December 31, 2021.

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27 • 2022 cost increases due to inflation pressures, sales price sensitive costs, and poor rail performance and related lower volumes • Strong book of forward sales contracts with 82 million tons priced for 2023 at an average price of $13.25 per ton PRB Business Segment Operations Overview $4.13 / 44% $6.14 / 52% $3.15 / 33% $3.28 / 28% $1.91 / 20% $2.30 / 19% $9.46 $11.84 2021 2022 YTD* PRB Costs per Ton Materials & Repairs Sales Related Labor Related Other Costs Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. Refer to the reconciliations to the nearest GAAP measures in the appendix. 2022 YTD at September 30, 2022.

Other U.S. Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage: Located to serve regional customers in high coal utilization regions

Bear Run Mine

Volume: 6.5 million tons
Reserves: 137 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 4.5 lbs. SO2
Rail: Indiana Railroad to Indiana Southern / NS and CSX
Location: Indiana





Wild Boar Mine

Volume: 2.4 million tons
Reserves: 19 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 5.0 lbs. SO2
Rail: NS or Indiana Southern
Location: Indiana

Francisco Underground

Volume: 1.8 million tons
Reserves: 8 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,500 Btu/lb, 6.0 lbs. SO2
Rail: NS
Location: Indiana



Note: Volumes are estimated amounts for full year 2022. Reserves are shown as of December 31, 2021.

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Other U.S. Thermal Business Segment
Operations Overview (continued)

Peabody

with competitive cost operations and ample reserves / resources

Gateway North Mine

Volume: 2.4 million tons
Reserves: 41 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,000 Btu/lb, 5.4 lbs. SO_2
Rail: UP
Location: Illinois





Twentymile Mine

Volume: 1.5 million tons
Reserves: 8 million tons
Type: Underground – Longwall
Product: Thermal ~11,200 Btu/lb, 0.80 lbs SO_2
Rail: UP
Location: Colorado

El Segundo / Lee Ranch Mine

Volume: 3.4 million tons
Reserves: 17 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~9,250 Btu/lb, 2.0 lbs SO_2
Rail: BNSF
Location: New Mexico



Note: Volumes are estimated amounts for full year 2022. Reserves are shown as of December 31, 2021.

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Other U.S. Thermal Business Segment Operations Overview

Peabody


Other U.S. Thermal
Costs per Ton
$31
$10 / 31%
$3 / 10%
$18 / 57%
$38
$11 / 28%
$3 / 7%
$24 / 64%
2021
2022 YTD*
Materials & Repairs
Sales Related
Labor Related
Other Costs

- 2022 cost increases due to inflation pressures, sales price sensitive costs, and costs associated with incremental volumes
- Increased production volume to meet increased customer demand
- Strong book of forward sales contracts with 18.6 million tons priced for 2023 at an average price of $50.70 per ton

* Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. Refer to the reconciliations to the nearest GAAP measures in the appendix. 2022 YTD at September 30, 2022.

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31 Unique Organic Growth Opportunity: North Goonyella Redevelopment Takeaways Redevelopment utilizing existing infrastructure and equipment in place Premium grade hard coking coal, considered the cornerstone of coking coal feedstocks globally Proximity advantage to supply India and wider Asia. Regions with strong demand growth forecasts Staged redevelopment for initial 20 million tons delivers attractive financial returns of approximately 25 percent IRR

32 North Goonyella Redevelopment World-Class Infrastructure in Place • Brownfield redevelopment benefits from significant infrastructure with replacement cost estimated at more than $1 billion • Infrastructure includes: Coal Handling Prep Plant (CHPP) with successful history Dedicated accommodation village for over 400 workers New CAT longwall system on the surface Dedicated rail loop connected to Goonyella rail system

33 • Stage 1 capital of $140 million anticipated to be completed in early 2024 • Stage 2 capital of $240 million, over two years, to complete development and allow longwall mining of 20 million tons beginning in 2026 • The only approval needed from regulators is to re-enter Zone B • Various options for extension and/or expansions ‒ Goonyella lower seam (GLB2) reserves (~50 million tons – company controlled), directly below Goonyella middle seam (pictured) North Goonyella Redevelopment Project Stages Map GM South (Goonyella Middle) 20Mt Stage 1 Stage 2 Zone A Zone B Mined Out Mined Out

34 Market and Operations Q & A

35 The Future of Coal

36 Break

37 ESG Focus

38 ESG Focus To Be the Coal Producer of Choice We want to make it as easy as possible for counterparties to do business with us. • Improved reporting and keystone projects like R3 Renewables are opening doors previously closed to us We differentiate ourselves to make Peabody the partner of choice in the coal space Our ESG initiatives must be in support of our business and financial objectives. • Compete for capital just like any other initiative • Value on the revenue side and/or by pushing our assets down the cost curve by seeking dual-purpose ESG initiatives (both ESG and financial benefits), and We meet skepticism with objective data and transparent reporting. • Robust and durable ESG data collection processes • Measurable, objective ESG goals coupled with transparent reporting by being transparent and objective about our efforts and goals.

39 Opportunities to Accomplish ESG Goals Leveraging Our Existing Assets • Land: 185,000+ acres in US alone - Opportunity to develop wind and solar projects in US and AUS - Commercial scale or to reduce site energy costs • Water: 38 million gallons managed per day - Opportunity for pump-hydro energy storage - Potential sale of water • Methane Gas: 60,000+ tons per year - Opportunity to capture and sell or use Methane from underground facilities - Opportunity to generate carbon credits • Operational Efficiencies: - Reduce fuel usage - Optimize material haulage - Electrify equipment - Utilize onsite power generation - Utilize hybrid motors on equipment

40 Emphasis on ESG for Stakeholder Engagement • Responsible coal mining, reducing impact from operations and making best use of natural resources while creating economic value • Targets for greenhouse gas reduction and land reclamation • Collaborating with stakeholders on a pipeline of projects aimed at reducing emissions and creating future carbon offsets • Supporting research and innovation to position our industry for the future Environmental Social • Safety is our first value and leading measure of excellence • Strive for diversity of backgrounds, thoughts and experiences by emphasizing inclusive hiring practices and workplaces • Active engagement with indigenous stakeholders on cultural heritage issues • Significant contributions to regions through taxes, fees and royalties • Member of U.N. Global Compact and signatory to CEO Action for Diversity & Inclusion pledge Governance • Focus on good governance, strategy and management, with integrity a driving value • Independent Board Chair and committees • Executive compensation designed to align management with stockholders, and incorporates measurable ESG metrics

41 ESG Pipeline Highlight: R3 Renewables Reclaim, Reimagine, Repower • Creates value while utilizing Peabody’s core competencies, in addition to monetizing existing Midwest land assets • Ability to serve customer ESG ambitions and demand for renewables by potentially delivering credits with coal supply contracts to achieve net-zero achieve emissions • Joint venture partners bring expertise in renewable project development and capital market capabilities Joint venture in collaboration with Riverstone Holdings and Summit Partners Pursue development of up to 3.3 GW of utility-scale solar PV and 1.6 GW of battery storage Six potential sites on large tracts of land on or near previous coal mining operations in Indiana and Illinois

42 Financial Strength

43 Financial Strategy • Generate cash in excess of liquidity and capital requirements • Eliminate secured debt, currently ~$545 million • Establish asset retirement obligation (ARO) funding mechanism for final reclamation expenditures • Other debt-like obligations include legacy retiree healthcare and black lung liabilities • Establish shareholder return program once restrictions from secured debt and surety agreement are lifted • Organic investments with primary focus on robust organic project pipeline (e.g., North Goonyella) Secured Debt ARO / Other Debt-Like Balance Sheet Optimization Free Cash Flow Generation Shareholder Returns & Strategic Investments Reinvest in the Portfolio Shareholder Returns

44 2020 2021 2022* Revolving Credit Facility PIC AU (Wilpinjong ) Notes PEC 2025 Term Loan PIC AU (Wilpinjong) Term Loan PEC 2022 Secured Notes PEC 2024 Secured Notes PEC 2025 Secured Notes $1,563 $1,143 $545 (USD in millions) Secured Debt Reduction • Retirement of remaining senior secured debt (~$545 million) - Offers pending to repurchase the remaining $196 million of PIC AU (Wilpinjong) debt (substantially all has been tendered) - PEC 2025 Term Loan is fully prepayable at par - PEC 2025 Secured Notes are callable at 101.59% *As of September 30, 2022.

45 Reclamation Bonding Requirements $262 $316 $326 $15 $24 $150 $728 $720 $726 $1,452 $1,295 $1,235 2020 2021 2022* (USD in millions) Cash Collateral Non-Cash Collateral GAAP Liability Reclamation Surety Bonds • Reclamation surety bonds: ~$1.2 billion - Regulatory mandated financial insurance for final reclamation obligations - Historically partially collateralized with off-balance sheet letters of credit • Asset retirement obligation liability: ~$725 million - End of mine life reclamation cost estimate for asset retirement obligations (ARO) recorded on balance sheet • Collateral supporting surety bonds: ~$475 million - Currently at approximately 65% of ARO GAAP liability - Includes cash pre-funding of $150 million Note: Cash collateral represents cash and cash backed letters of credit. *GAAP Liability and Reclamation Surety Bonds as of September 30, 2022. Cash Collateral and Non-Cash Collateral as of October 16, 2022.

46 Future Surety Framework • Existing surety agreement includes - Formulaic approach to increasing collateral based on Free Cash Flow - Prohibition on shareholder returns • Seeking amendments to 2020 Surety Agreement - Eliminate LC facility and cash back reclamation expenditures - Pre-fund to fully defease the liability - Annual true-up of funding level based on reclamation completed and change in laws or requirements - Eliminate restrictions on shareholder returns after funding requirements are met Wambo Open-cut Reclamation

Strong Free Cash Flow Potential

Peabody

(in US$ millions)

		2022 Estimate	2022 with 2023 Indicative Pricing (1) Forward (2)	2022 with 2023 Indicative Pricing (1) Spot (2)
Seaborne Thermal Volume: 15.8Mt Cost per ton: $45	Revenue per ton Assumption	$85	$93	$102
	Adjusted EBITDA	$630	$760	$900
Seaborne Met Volume: 6.7Mt Cost per ton: $120	Revenue per ton Assumption	$245	$207	$232
	Adjusted EBITDA	$790	$580	$750
PRB Volume: 85Mt Cost per ton: $11.63	Revenue per ton Assumption	$12.80	$13.25	$13.25
	Adjusted EBITDA	$90	$150	$150
Other U.S. Thermal Volume: 18.0Mt Cost per ton: $39	Revenue per ton Assumption	$51	$51	$51
	Adjusted EBITDA	$225	$225	$225
Total Operating Segment Adjusted EBITDA		$1,735	$1,715	$2,025
Capital Expenditures		($210)	($210)	($210)
Cash Margin on 2023 Hedges (3)		($200)	$200	$200
Interest, SG&A, Middlemount, Corporate & Other		($200)	($200)	($200)
Indicative Adjusted Free Cash Flow		$1,125	$1,505	$1,815

1) 2022 operating performance with forward or spot pricing and 2023 priced volume.
2) Forward pricing and spot pricing as of November 4, 2022.
3) Cash Margin posted in 2022 related to 2023 hedged tons.

Note: Free Cash Flow is a non-GAAP financial measure defined as net cash provided by operating activities plus net cash (used in) provided by investing activities and excludes cash outflows related to business combinations. Free Cash Flow is used by management as a measure of our financial performance and our ability to generate excess cash flow from our business operations. The estimates presented above are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

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48 Significantly Undervalued Free Cash Flow Potential 1) 2022 operating performance with forward or spot pricing and 2023 priced volume. 2) Forward pricing, spot pricing and Market Cap as of November 4, 2022. 3) Indicative December 31, 2022 Cash Balance does not include potential Q4-2022 debt retirements. 4) Net Cash equals indicative December 31, 2022 cash balance less debt at September 30, 2022. 2022 with 2023 Indicative Pricing (1) (in US$ millions) Forward (2) Spot (2) Indicative Adjusted Free Cash Flow $1,125 $1,505 $1,815 Indicative December 31, 2022 Cash Balance (3) $1,915 Market Cap (2) $3,900 FCF Yield 29% 39% 47% Market Cap - Net Cash (4) $2,850 $2,850 $2,850 Adjusted FCF Yield 39% 53% 64% 2022 Estimate

49 Returning Value to Shareholders • A de-risked balance sheet and strong cash flow projections allow us to deliver shareholder returns AND reinvest in the portfolio with high- return projects • Developing shareholder return program - Proportionate to free cash flow generation - Flexible to include dividends and share buybacks - Variable based on prevailing market conditions • Continue to invest in select high-return projects that create long-term shareholder value - Maintain asset portfolio - Reweight towards seaborne markets - Project pipeline of extensions/expansions at Wilpinjong, the CMJV, Metropolitan, and North Goonyella

50 Our Financial Outlook is Bright • Repay remaining secured debt • Complete pre-funding of final reclamation • Maximize value from a de-risked balance sheet Bullet Proof Balance Sheet • Maximize cash generation from price volatility and careful control of costs and capital Free Cash Flow Generation • Flexible / potential for variable dividends and share buybacks Shareholder Returns • High return project portfolio Portfolio Reinvestment Returning Value to Shareholders

51 Growing Shareholder Value

52 What it Means to be the Coal Producer of Choice Resilient in All Cycles Growing Shareholder Value Operational Excellence Portfolio Diversity ESG Focus Financial Strength The Coal Producer of Choice

Coal Producer of Choice – Building Brighter Futures

Peabody

- Our financial strength has us proceeding down a clearly defined path to instituting a 2023 shareholder distribution plan
- Our diverse asset base is serving a geographically diverse customer base – unique portfolio **that's hard to duplicate**
- Our ESG initiatives are complimentary to our business and financial objectives; not in competition with them



Adjusted EBITDA
(USD in millions)
$1,844
Consensus Q4
$500
2022 YTD
$83
$228
$594
$439
$917
$87
$299
$178
$353
2021
2022
Seaborne Thermal
Seaborne Met
U.S. Thermal
Other

Note: 2022 YTD at September 30, 2022.

Note: Adjusted EBITDA is a non-GAAP financial measure. Refer to the definition and reconciliation to the nearest GAAP measure for actual results in the appendix. The estimates presented above are forward-looking measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

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54 Q & A

2 55 Appendix Materials

2022 Guidance Table

Peabody

Segment Performance

	2022 Full Year			
	Total Volume (millions of short tons)	Priced Volume (millions of short tons)	Priced Volume Pricing per Short Ton	Average Cost per Short Ton
PRB – Total	80 - 90	90	$13.00	$11.25 - $12.00
Other U.S. Thermal – Total	17.5 - 18.5	18.9	$49.50	$38.00 - $40.00
Seaborne Thermal (Export)	7.8 - 8.2	6.9	$144.00	NA
Seaborne Thermal – Total	15.6 - 16.0	14.6	$78.25	$43.00 - $47.00
Seaborne Metallurgical – Total	6.5 - 6.8	4.8	$250.00	$115.00 - $125.00

Wilpinjong Performance

	2022 Full Year			
	Volume (millions of short tons)	Priced Volume (millions of short tons)	Priced Volume Pricing per Short Ton	Average Cost per Short Ton
Wilpinjong (Export)	4.6 - 4.8	3.5	$151.25	NA
Wilpinjong (Domestic)	7.7 - 7.8	7.8	$20.50	NA
Wilpinjong – Total	12.3 - 12.6	11.3	$61.00	$29.50 - $32.50

Other Annual Financial Metrics ($ in millions)

	2022 Full Year
SG&A	$85
Net Cash Interest Payments	$130
Major Project / Growth Capital Expenditures	$100
Total Capital Expenditures	$210
ARO Cash Spend	$60
Postretirement benefits cash spend	$25

Supplemental Information

PRB and Other U.S. Thermal	PRB and Other U.S. Thermal volume reflects volume priced as of October 2022. Weighted average quality for the PRB segment 2022 volume is approximately 8670 BTU.
Seaborne Thermal	Seaborne Thermal volume reflects volume priced as of October 2022, including Annual priced volume. Realized seaborne thermal export pricing varies based on sales timing and product quality as well as optimization strategies. In general, the Wambo unpriced products for the fourth quarter of 2022 are expected to price with reference to Globalcoal "NEWC" levels and Wilpinjong, with a higher ash content is anticipated to price principally in line with API 5 price levels given current coal quality and market conditions.
Seaborne Metallurgical	On average, Peabody's total metallurgical sales are anticipated to price at a 20-25% discount to the premium hard-coking coal index price (FOB Australia). Peabody's total metallurgical sales for the fourth quarter of 2022 are expected to be comprised of ~10% HVA coal and ~90% PCI / SHCC / Thermal coals.

Certain forward-looking measures and metrics presented are non-GAAP financial and operating/statistical measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

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Reconciliation of Non-GAAP Measures

Peabody

	Year Ended Dec. 31, 2021	Nine Months Ended Sept. 30, 2022
Tons Sold (In Millions)		
Seaborne Thermal Mining Operations	17.3	11.5
Seaborne Metallurgical Mining Operations	5.5	4.6
Powder River Basin Mining Operations	88.4	61.4
Other U.S. Thermal Mining Operations	16.9	13.4
Total U.S. Thermal Mining Operations	105.3	74.8
Corporate and Other	2.0	0.3
Total	130.1	91.2
Revenue Summary (In Millions)		
Seaborne Thermal Mining Operations	$ 934.0	$ 959.3
Seaborne Metallurgical Mining Operations	727.7	1,165.8
Powder River Basin Mining Operations	971.2	771.4
Other U.S. Thermal Mining Operations	689.1	689.4
Total U.S. Thermal Mining Operations	1,660.3	1,460.8
Corporate and Other [1]	(3.7)	(230.1)
Total	$ 3,318.3	$ 3,355.8
Total Reporting Segment Costs Summary (In Millions) [2]		
Seaborne Thermal Mining Operations	$ 580.9	$ 520.8
Seaborne Metallurgical Mining Operations	549.5	571.9
Powder River Basin Mining Operations	836.3	727.9
Other U.S. Thermal Mining Operations	524.9	504.8
Total U.S. Thermal Mining Operations	1,361.2	1,232.7
Corporate and Other	20.0	(1.3)
Total	$ 2,511.6	$ 2,324.1
Adjusted EBITDA (In Millions) [3]		
Seaborne Thermal Mining Operations	$ 353.1	$ 438.5
Seaborne Metallurgical Mining Operations	178.2	593.9
Powder River Basin Mining Operations	134.9	43.5
Other U.S. Thermal Mining Operations	164.2	184.6
Total U.S. Thermal Mining Operations	299.1	228.1
Middlemount [4]	48.2	121.9
Resource Management Results [5]	6.9	22.5
Selling and Administrative Expenses	(84.9)	(64.5)
Other Operating Costs, Net [6]	116.1	3.8
Adjusted EBITDA [3]	$ 916.7	$ 1,344.2

Note: Refer to definitions and footnotes on slide 59.

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58 Reconciliation of Non-GAAP Measures Note: Refer to definitions and footnotes on slide 59. Year Ended Nine Months Ended Dec. 31, 2021 Sept. 30, 2022 Reconciliation of Non-GAAP Financial Measures (In Mill ions) Income from Continuing Operations, Net of Income Taxes 347.4$ 675.9$ Depreciation, Depletion and Amortization 308.7 227.4 Asset Retirement Obligation Expenses 44.7 40.8 Restructuring Charges 8.3 2.8 Asset Impairment - 1.7 Changes in Deferred Tax Asset Valuation Allowance and Reserves and Amortization of Basis Difference Related to Equity Affil iates (33.8) (1.7) Interest Expense 183.4 110.8 Net (Gain) Loss on Early Debt Extinguishment (33.2) 34.5 Interest Income (6.5) (6.3) Net Mark-to-Market Adjustment on Actuarially Determined Liabilities (43.4) - Unrealized Losses on Derivative Contracts Related to Forecasted Sales 115.1 235.1 Unrealized Losses on Foreign Currency Option Contracts 7.5 4.4 Take-or-Pay Contract-Based Intangible Recognition (4.3) (2.2) Income Tax Provision 22.8 21.0 Adjusted EBITDA (3) 916.7$ 1,344.2$ Operating Costs and Expenses 2,553.1$ 2,363.0$ Unrealized Losses on Foreign Currency Option Contracts (7.5) (4.4) Take-or-Pay Contract-Based Intangible Recognition 4.3 2.2 Net Periodic Benefit Credit, Excluding Service Cost (38.3) (36.7) Total Reporting Segment Costs (2) 2,511.6$ 2,324.1$

Reconciliation of Non-GAAP Measures: Definitions

Peabody

Note: Management believes that non-GAAP performance measures are used by investors to measure our operating performance and lenders to measure our ability to incur and service debt. These measures are not intended to serve as alternatives to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies.

(1) Includes net losses related to unrealized mark-to-market adjustments on derivatives related to forecasted sales of:

	Year Ended Dec. 31, 2021	Nine Months Ended Sept. 30, 2022
	(In Millions)	
Net unrealized loss	$ (115.1)	$ (235.1)

(2) Total Reporting Segment Costs is defined as operating costs and expenses adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Total Reporting Segment Costs is used by management as a component of a metric to measure each of our segment's operating performance.

(3) Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses and depreciation, depletion and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Adjusted EBITDA is used by management as the primary metric to measure each of our segment's operating performance and allocate resources.

(4) We account for our 50% equity interest in Middlemount Coal Pty Ltd. (Middlemount), which owns the Middlemount Mine, under the equity method. Middlemount's standalone results exclude the impact of related changes in deferred tax asset valuation allowance and reserves and amortization of basis difference recorded by the Company in applying the equity method. Middlemount's standalone results include (on a 50% attributable basis):

	Year Ended Dec. 31, 2021	Nine Months Ended Sept. 30, 2022
	(In Millions)	
Tons sold	2.0	1.2
Depreciation, depletion and amortization and asset retirement obligation expenses	$ 10.4	$ 5.7
Net interest expense	7.4	0.2
Income tax provision	24.2	50.5
Insurance settlement attributable to 2019 business interruption and property damage claim	12.5	-

(5) Includes gains (losses) on certain surplus coal reserve and surface land sales and property management costs and revenue.

(6) Includes trading and brokerage activities; costs associated with post-mining activities; minimum charges on certain transportation-related contracts; costs associated with suspended operations including the North Goonyella Mine; and the Q3 2021 gain of $26.1 million recognized on the sale of the Millennium Mine.

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